UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08327

Name of Fund: BlackRock Global Growth Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Global Growth Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2011

Date of reporting period: 02/28/2011

Item 1 – Report to Stockholders

February 28, 2011

Semi-Annual Report (Unaudited)

BlackRock Global Growth Fund, Inc.

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge, overall investor sentiment considerably improved. Near the end of the period, geopolitical tensions across the Middle East North
Africa (“MENA”) region along with rising oil prices introduced new cause for concern about the future of the global economy. As of this writing, eco-
nomic news remains fairly positive although we face additional uncertainties related to the aftermath of the devastating earthquake in Japan, with particular focus on the damage to nuclear power plants.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have delivered a mixed bag month after month, but became increasingly encouraging toward the end of the period when the unemployment rate fell to its lowest level since April 2009.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to
2011, stocks lost their momentum on the back of geopolitical events in the MENA region and a sharp rise in oil prices. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in
2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Nevertheless, the yield curve remained steep and higher-risk sectors outperformed the fixed income market.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative head-
lines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate as the period came to a close and municipals finally posted gains in February, following a five-month run of negative performance.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total returns as of February 28, 2011	6-month	12-month
US large cap equities (S&P 500 Index)	27.73%	22.57%
US small cap equities (Russell 2000 Index)	37.55	32.60
International equities (MSCI Europe, Australasia, Far East Index)	23.77	20.00
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.04)	4.76
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.83)	4.93
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.51)	1.72
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.05	17.34
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/share-
holdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter,
Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of February 28, 2011 BlackRock Global Growth Fund, Inc.

Investment Objective

BlackRock Global Growth Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period, all share classes posted positive double-digit returns. The Fund’s Institutional Shares performed in line with the Fund’s benchmark, the MSCI All Country World Index, while its Investor A, Investor
B, Investor C and Class R Shares slightly underperformed the index.

What factors influenced performance?

• The Fund’s strong performance was driven by stock selection in the materials sector, primarily due to its exposure to precious metals and specialty chemicals. Other impressive sources of relative strength includ-
ed automobile manufacturers and cable providers within consumer dis-
cretionary and industrial machinery stocks. Geographically, the Fund’s equity exposure to developed markets ex-US, particularly German and
Japanese exporters, helped relative returns.

• On the negative side, the Fund’s positioning within the energy sector detracted from performance. The Fund’s underweight in integrated oil companies and oil exploration & production hurt returns as these areas outperformed due to higher oil prices resulting from supply disruptions in the Middle East. Elsewhere, the Fund’s exposure to the financials sector lagged benchmark comparisons due to disappointing results across the diversified banks, investment banking & brokerage and specialized finance sub-industries. Stock selection lagged in the emerging Asia and North America regions as a result of the Fund’s sector weightings.

Describe recent portfolio activity.

• Notable portfolio changes during the six-month period included additions to the health care, industrials and financials sectors. The Fund’s cash position and proceeds from sales within consumer staples, energy and materials helped fund these transactions.

Describe Fund positioning at period end.

• As of the period end, we remain cautiously optimistic on the markets in
2011. We are alert to continuing signs of economic strength, particularly as it relates to employment figures in the United States, while also being cognizant that the recent rally might not be sustainable and a short-term retrenchment is possible.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Royal Dutch Shell Plc, Class A	1%
Apple, Inc.	1
JPMorgan Chase & Co.	1
Google, Inc., Class A	1
BHP Billiton Ltd.	1
HSBC Holdings Plc	1
Barrick Gold Corp.	1
St. Jude Medical, Inc.	1
Boeing Co.	1
Honda Motor Co., Ltd.	1

Percent of
Long-Term
Geographic Allocation	Investments
United States	42%
Japan	13
Germany	8
United Kingdom	7
Canada	5
Switzerland	4
Netherlands	3
South Korea	3
France	2
Other[1]	13
[1] Other includes a 1% holding in each of the following geographic allocations:
Australia, Belgium, Brazil, China, Columbia, Demark, Hong Kong, Mexico, Norway,
Russia, Spain, Taiwan, and Thailand.

4 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

BlackRock Global Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in common stock of companies of any market capitalization located in various foreign countries and the United
States, selected for their above average return potential.
3 This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States.

Performance Summary for the Period Ended February 28, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	24.57%	19.69%	N/A	6.66%	N/A	3.94%	N/A
Investor A	24.43	19.41	13.14%	6.38	5.24%	3.67	3.11%
Investor B	23.91	18.39	13.89	5.47	5.14	3.00	3.00
Investor C	23.99	18.43	17.43	5.52	5.52	2.84	2.84
Class R	24.30	19.02	N/A	5.99	N/A	3.46	N/A
MSCI All Country World Index	24.52	21.54	N/A	3.39	N/A	4.31	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	September 1, 2010 February 28, 2011 During the Period[5]			September 1, 2010 February 28, 2011 During the Period[5]			Expense Ratio
Institutional	$1,000.00	$1,245.70	$ 6.12	$1,000.00	$1,019.35	$ 5.51	1.10%
Investor A	$1,000.00	$1,244.30	$ 7.12	$1,000.00	$1,018.45	$ 6.41	1.28%
Investor B	$1,000.00	$1,239.10	$12.05	$1,000.00	$1,014.04	$10.84	2.17%
Investor C	$1,000.00	$1,239.90	$11.66	$1,000.00	$1,014.39	$10.49	2.10%
Class R	$1,000.00	$1,243.00	$ 9.18	$1,000.00	$1,016.62	$ 8.25	1.65%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 5

Fund Summary as of February 28, 2011 BlackRock Focus Growth Fund, Inc.

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period, through its investment in Master Focus Growth
LLC (the “Master LLC”), the Fund outperformed its benchmark, the Russell
1000 Growth Index.

What factors influenced performance?

• The Master LLC’s holdings in the consumer discretionary sector delivered the greatest contribution to the Fund’s outperformance relative to the index. Most notably, Las Vegas Sands Corp. delivered the largest individ-
ual contribution as the stock surged 64% on continued high attendance at the company’s casino properties in Asia. In internet retail, Netflix,
Inc. and Amazon.com, Inc. benefited performance as they continued to innovate and take market share from more traditional media and retail competitors. Stock selection in the information technology (“IT”) sector also contributed to performance. In particular, the largest holding, Apple,
Inc., climbed 45% as the company established a dominant position in the market for tablet computers. Other top performers in IT included
Micron Technology, Inc., Baidu.com, Inc. and QUALCOMM, Inc. The Master
LLC’s energy holdings collectively gained approximately 74%. In particu-
lar, Massey Energy Co. and Anadarko Petroleum Corp. both surged during the fourth quarter of 2010. Massey Energy Co. was acquired at a premium in January 2011, further propelling the shares higher.

• Conversely, in consumer staples, individual investments in The Procter &
Gamble Co. and Avon Products, Inc. negatively impacted relative per-
formance, although the Master LLC’s underweight position in the sector aided returns as the sector underperformed the broader market during the market rally. Though the Master LLC’s overall positioning in the finan-
cials sector did not detract from performance, the Master LLC’s invest-
ment in Jefferies Group, Inc. notably detracted. The stock delivered a positive return during the period, but lagged its competitors during the first two months of 2011.

Describe recent portfolio activity.

• Over the six-month period, the Master LLC’s overall sector allocation remained relatively stable; however, the Master LLC significantly increased its exposure to energy at the expense of the consumer staples and financials sectors.

Describe portfolio positioning at period end.

• At period end, the Master LLC was overweight relative to the index in the
IT and consumer discretionary sectors and underweight in financials, energy and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

6 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

BlackRock Focus Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory and administration fees, if any.
Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stocks of not less than 25 to approximately
35 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential.
3 This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-
average growth orientation.

Performance Summary for the Period Ended February 28, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	38.03%	34.25%	N/A	9.35%	N/A	(3.15)%	N/A
Investor A	36.89	33.02	26.04%	8.80	7.63%	(3.53)	(4.05)%
Investor B	37.04	32.82	28.32	8.03	7.74	(4.22)	(4.22)
Investor C	36.70	31.79	30.79	7.87	7.87	(4.35)	(4.35)
Russell 1000 Growth Index	31.04	24.94	N/A	4.62	N/A	1.80	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	September 1, 2010 February 28, 2011 During the Period[5]			September 1, 2010 February 28, 2011 During the Period[5]			Expense Ratio
Institutional	$1,000.00	$1,380.30	$ 6.14	$1,000.00	$1,019.64	$ 5.21	1.04%
Investor A	$1,000.00	$1,368.90	$ 9.34	$1,000.00	$1,016.92	$ 7.95	1.59%
Investor B	$1,000.00	$1,370.40	$12.87	$1,000.00	$1,013.94	$10.94	2.19%
Investor C	$1,000.00	$1,367.00	$13.97	$1,000.00	$1,013.00	$11.88	2.38%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 7

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares (available only to BlackRock Global Growth Fund, Inc.)
do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no dis-
tribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice and distribution fees including 12b-1 fees and other Fund expenses.
The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on September 1, 2010 and held through February 28, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their Fund and share class under the heading “Expenses Paid
During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ share-
holder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of own-
ing different funds. If these transactional expenses were included, share-
holder expenses would have been higher.

Derivative Financial Instruments

BlackRock Global Growth Fund, Inc. may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imper-
fect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the
Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)
BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.2%
BHP Billiton Ltd.	103,700	$ 4,900,254
Austria — 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	24,900	1,313,557
Belgium — 0.7%
Anheuser-Busch InBev NV	53,300	2,976,685
Brazil — 0.7%
BM&FBOVESPA SA	217,500	1,468,040
Banco Bradesco SA, Preference Shares	63,000	1,207,519
		2,675,559
Canada — 5.1%
Bankers Petroleum Ltd. (a)	249,700	2,423,623
Barrick Gold Corp.	78,600	4,148,637
Canadian Natural Resources Ltd.	28,500	1,435,340
Manulife Financial Corp.	123,000	2,324,410
Petrominerales Ltd.	67,300	2,801,309
Sun Life Financial, Inc.	66,800	2,218,760
Suncor Energy, Inc.	42,000	1,973,877
The Toronto-Dominion Bank	20,600	1,723,823
Viterra, Inc.	118,000	1,445,319
		20,495,098
China — 1.2%
China Construction Bank, Class H	1,948,400	1,711,958
China Merchants Bank Co. Ltd.	606,800	1,460,563
China Unicom Ltd.	868,500	1,456,580
Lentuo International, Inc. — ADR (a)	52,300	267,776
		4,896,877
Colombia — 0.5%
Pacific Rubiales Energy Corp.	65,900	2,208,537
Denmark — 0.9%
Carlsberg A/S	16,500	1,752,538
Pandora A/S (a)	30,200	1,760,688
		3,513,226
France — 1.8%
BNP Paribas SA	24,100	1,880,888
Pinault-Printemps-Redoute	5,800	879,954
Technip SA	29,200	2,885,816
Unibail-Rodamco SE	7,700	1,549,381
		7,196,039
Germany — 8.0%
Allianz AG, Registered Shares	18,200	2,628,264
BASF SE	35,500	2,959,989
Bayer AG	25,100	1,950,504
Bayerische Motoren Werke AG	30,600	2,486,018
Deutsche Bank AG, Registered Shares	44,500	2,869,819
Deutsche Boerse AG	6,400	492,117
Fresenius Medical Care AG	45,300	3,004,365
K+S AG	35,900	2,775,184
Kabel Deutschland Holding AG (a)	43,700	2,381,818
Metro AG	26,400	1,934,216

Common Stocks	Shares	Value
Germany (concluded)
SAP AG — ADR	45,600	$ 2,754,240
Siemens AG	23,800	3,217,876
Volkswagen AG, Preference Shares	16,806	2,857,940
		32,312,350
Hong Kong — 1.4%
AIA Group Ltd. (a)	867,900	2,529,703
China Resources Enterprise Ltd.	300,300	1,101,188
Hong Kong Exchanges and Clearing Ltd.	86,900	1,889,246
		5,520,137
India — 0.3%
ICICI Bank Ltd.	51,100	1,104,173
Italy — 0.3%
Intesa Sanpaolo SpA	416,100	1,404,122
Japan — 12.5%
Bridgestone Corp.	121,400	2,496,288
Canon, Inc.	53,600	2,592,063
Dena Co. Ltd.	44,500	1,727,122
Hino Motors Ltd.	503,800	2,798,064
Honda Motor Co., Ltd.	89,900	3,923,432
ITOCHU Corp.	355,000	3,691,671
JSR Corp.	143,000	3,075,541
JTEKT Corp.	263,100	3,894,532
Japan Tobacco, Inc.	800	3,309,279
Komatsu Ltd.	99,400	3,049,459
Marubeni Corp.	300,800	2,308,802
Mitsubishi Chemical Holdings Corp.	235,600	1,727,827
Nomura Holdings, Inc.	108,300	686,793
SMC Corp.	13,500	2,317,292
Softbank Corp.	66,700	2,742,309
Sumitomo Electric Industries Ltd.	166,900	2,449,207
Sumitomo Heavy Industries Ltd.	536,700	3,786,113
Sumitomo Mitsui Financial Group, Inc.	57,100	2,160,761
Tokio Marine Holdings, Inc.	58,400	1,920,175
		50,656,730
Malaysia — 0.4%
CIMB Group Holdings Bhd	605,600	1,603,811
Mexico — 0.7%
Fomento Economico Mexicano, SA de CV — ADR	26,200	1,473,226
Grupo Modelo SA	194,300	1,175,192
		2,648,418
Netherlands — 2.9%
Aegon NV (a)	140,900	1,084,559
Corio NV	15,200	1,008,776
ING Groep NV CVA (a)	82,200	1,031,160
LyondellBasell Industries NV, Class A (a)	79,600	3,031,168
Royal Dutch Shell Plc, Class A	160,600	5,781,544
		11,937,207
Norway — 0.7%
Yara International ASA	56,100	2,978,690

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
Investments, the names and descriptions of many of the securities	EUR	Euro	JPY	Japanese Yen
have been abbreviated according to the following list:	GBP	British Pound	USD	US Dollar
	GDR	Global Depositary Receipts
See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 9

Schedule of Investments (continued)
BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Russia — 1.0%
LUKOIL	19,100	$ 1,352,458
Mail.ru Group Ltd. — GDR (a)(b)	7,600	275,322
OAO Rosneft Oil Co. — GDR	145,600	1,374,464
VimpelCom Ltd. — ADR	87,100	1,229,852
		4,232,096
Singapore — 0.2%
CapitaLand Ltd.	328,900	846,504
South Africa — 0.4%
Naspers Ltd.	26,600	1,527,742
South Korea — 2.9%
Dongbu Insurance Co., Ltd.	59,400	2,421,481
KT Corp. — ADR	93,100	1,842,449
Kia Motors Corp.	41,100	2,100,551
Samsung Electronics Co., Ltd.	4,300	3,526,644
Samsung Life Insurance Co., Ltd.	21,500	2,036,584
		11,927,709
Spain — 0.9%
Telefonica SA	139,500	3,546,674
Switzerland — 3.5%
Adecco SA, Registered Shares	50,900	3,432,060
Compagnie Financiere Richemont SA	24,800	1,419,155
Julius Baer Group Ltd.	23,400	1,049,601
Nestlé SA, Registered Shares	28,100	1,590,993
Novartis AG, Registered Shares	43,900	2,467,031
Roche Holding AG	14,200	2,141,961
Weatherford International Ltd. (a)	84,200	2,035,956
		14,136,757
Taiwan — 0.5%
Siliconware Precision Industries Co., Ltd. — ADR	310,900	2,111,011
Thailand — 0.8%
Bangkok Bank Pcl, Foreign Shares	201,800	1,079,127
Banpu Pcl	85,100	2,020,690
		3,099,817
United Kingdom — 7.3%
Afren Plc (a)	831,500	2,164,898
BP Plc	360,300	2,904,615
Barclays Plc	617,100	3,202,519
Barratt Developments Plc (a)	292,500	510,753
Bellway Plc	41,400	453,050
GlaxoSmithKline Plc	108,000	2,073,209
HSBC Holdings Plc	423,683	4,666,083
Kazakhmys Plc	56,400	1,325,689
PartyGaming Plc (a)	269,700	765,700
Persimmon Plc	59,700	456,680
Taylor Wimpey Plc (a)	856,300	550,499
Tullow Oil Plc	104,000	2,429,671
Vodafone Group Plc — ADR	117,500	3,362,850
WPP Plc	139,800	1,923,979
Xstrata Plc	129,400	2,959,518
		29,749,713
United States — 41.6%
3M Co.	26,600	2,453,318
ACE Ltd.	17,600	1,113,200
AMR Corp. (a)	275,400	1,856,196
AT&T Inc.	99,400	2,820,972
Accenture Plc	48,800	2,512,224

Common Stocks	Shares	Value
United States (continued)
Allergan, Inc.	43,600	$ 3,233,812
American Electric Power Co., Inc.	72,500	2,594,050
Ameriprise Financial, Inc.	28,700	1,817,284
Apple, Inc. (a)	14,200	5,015,582
Applied Materials, Inc.	101,700	1,670,931
Arch Coal, Inc.	49,500	1,659,735
Baxter International, Inc.	42,700	2,269,505
Boeing Co.	56,300	4,054,163
Bristol-Myers Squibb Co.	47,200	1,218,232
Broadcom Corp., Class A	43,800	1,805,436
Bunge Ltd.	23,800	1,717,646
CVS Caremark Corp.	59,700	1,973,682
Cardinal Health, Inc.	26,300	1,095,132
Carnival Corp.	45,400	1,937,218
Citigroup, Inc. (a)	649,000	3,037,320
Clorox Co.	20,600	1,395,856
Comcast Corp., Class A	149,800	3,858,848
Comerica, Inc.	44,900	1,746,610
ConAgra Foods, Inc.	77,500	1,794,900
Corning, Inc.	146,700	3,382,902
Covidien Plc	49,700	2,557,065
Darden Restaurants, Inc.	39,600	1,866,348
Delta Air Lines, Inc. (a)	114,500	1,286,980
EMC Corp. (a)	122,800	3,341,388
eBay, Inc. (a)	98,200	3,290,191
Edison International	57,000	2,115,840
Federal Realty Investment Trust	22,500	1,894,050
FedEx Corp.	38,300	3,447,766
General Electric Co.	128,300	2,684,036
The Goldman Sachs Group, Inc.	11,100	1,817,958
Google, Inc., Class A (a)	8,100	4,968,540
Henry Schein, Inc. (a)	30,000	2,069,400
Hewlett-Packard Co.	71,000	3,097,730
Huntsman Corp.	93,000	1,641,450
JPMorgan Chase & Co.	106,800	4,986,492
KeyCorp	198,100	1,810,634
Laboratory Corp. of America Holdings (a)	23,300	2,100,029
Las Vegas Sands Corp. (a)	30,600	1,427,184
Liberty Global, Inc. (a)	66,200	2,787,020
Lincoln National Corp.	82,500	2,616,900
Medco Health Solutions, Inc. (a)	15,400	949,256
Medtronic, Inc.	36,700	1,465,064
Microsoft Corp.	104,500	2,777,610
NII Holdings, Inc. (a)	33,500	1,372,160
News Corp., Class A	131,900	2,291,103
Nike, Inc., Class B	26,000	2,314,780
Norfolk Southern Corp.	42,400	2,780,592
Occidental Petroleum Corp.	24,700	2,518,659
Oracle Corp.	71,900	2,365,510
Peabody Energy Corp.	26,300	1,722,387
PepsiCo, Inc.	47,300	2,999,766
Pfizer, Inc.	164,500	3,164,980
The Procter & Gamble Co.	60,600	3,820,830
Qwest Communications International, Inc.	260,500	1,776,610
Rowan Cos., Inc. (a)	72,700	3,102,109
Sprint Nextel Corp. (a)	238,200	1,040,934
St. Jude Medical, Inc. (a)	85,500	4,093,740
Stanley Black & Decker, Inc.	28,055	2,127,411
Stillwater Mining Co. (a)	85,600	2,043,272
T. Rowe Price Group, Inc.	40,100	2,685,898
Terex Corp. (a)	80,900	2,730,375
Texas Instruments, Inc.	65,400	2,328,894

See Notes to Financial Statements.

10 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Schedule of Investments (continued)
BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
U.S. Bancorp	75,100	$ 2,082,523
Verizon Communications, Inc.	55,200	2,037,984
Wells Fargo & Co.	68,300	2,203,358
		168,637,560
Total Long-Term Investments
(Cost — $350,418,733) — 98.7%		400,157,053
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (c)(d)	3,331,646	3,331,646
Total Short-Term Securities
(Cost — $3,331,646) — 0.8%		3,331,646
Total Investments (Cost — $353,750,379*) — 99.5%		403,488,699
Other Assets Less Liabilities — 0.5%		1,940,499
Net Assets — 100.0%		$ 405,429,198

* The cost and unrealized appreciation (depreciation) of investments as of
February 28, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 354,077,086
Gross unrealized appreciation	$ 55,503,777
Gross unrealized depreciation	(6,092,164)
Net unrealized appreciation	$ 49,411,613

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	August 31, 2010	Activity February 28, 2011 Income
BlackRock Liquidity
Funds, TempFund,
Institutional
Class	8,894,055	(5,562,409)	3,331,646 $10,274
BlackRock Liquidity
Series, LLC
Money Market
Series	$ 4,094,700 $(4,094,700)		— $ 515

(d) Represents the current yield as of report date.

• Foreign currency exchange contracts as of February 28, 2011 were as follows:

						Unrealized
Currency		Currency		Settlement Appreciation
Purchased			Sold	Counterparty	Date (Depreciation)
USD	128	HKD	1,000	Morgan Stanley
				Capital Services,
				Inc.	3/01/11	—
USD	152,770	GBP	95,000	Citibank, NA	3/02/11	$ (1,667)
USD	15,341	JPY	1,254,000	Deutsche
				Bank AG	3/02/11	12
USD	605,555	EUR	439,000	Citibank, NA	3/03/11	(243)
USD	199,892	GBP	123,000	Citibank, NA	3/03/11	(63)
USD	1,210,857	JPY 100,315,000		Citibank, NA	4/14/11	(15,751)
USD	1,266,677	JPY 105,493,000		Citibank, NA	4/14/11	(23,245)
USD	3,704,402	JPY 310,224,000		Citibank, NA	4/14/11	(88,879)
JPY 130,326,000		USD	1,598,815	Citibank, NA	4/14/11	(5,247)
JPY	95,751,000	USD	1,162,566	Citibank, NA	4/14/11	8,235
USD	5,191,426	JPY 428,220,000		Deutsche
				Bank AG	4/14/11	(44,657)
JPY	1,254,000	USD	15,345	Deutsche
				Bank AG	4/14/11	(12)
USD	465,406	EUR	359,000	Morgan Stanley
				Capital Services,
				Inc.	4/14/11	(29,734)
EUR	359,000	USD	478,804	Morgan Stanley
				Capital Services,
				Inc.	4/14/11	16,336
USD	4,870,797	JPY 399,985,000		UBS AG	4/14/11	(20,041)
Total						$ (204,956)

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad lev-
els for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of invest-
ments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Fund's policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 11

Schedule of Investments (concluded)
BlackRock Global Growth Fund, Inc.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Australia	—	$ 4,900,254	—	$ 4,900,254
Austria	—	1,313,557	—	1,313,557
Belgium	—	2,976,685	—	2,976,685
Brazil	$ 2,675,559	—	—	2,675,559
Canada	20,495,098	—	—	20,495,098
China	267,776	4,629,101	—	4,896,877
Colombia	2,208,537	—	—	2,208,537
Denmark	1,760,688	1,752,538	—	3,513,226
France	—	7,196,039	—	7,196,039
Germany	2,754,240	29,558,110	—	32,312,350
Hong Kong	2,529,703	2,990,434	—	5,520,137
India	—	1,104,173	—	1,104,173
Indonesia	—	1,404,122	—	1,404,122
Japan	—	50,656,730	—	50,656,730
Malaysia	—	1,603,811	—	1,603,811
Mexico	2,648,418	—	—	2,648,418
Netherlands	3,031,168	8,906,039	—	11,937,207
Norway	—	2,978,690	—	2,978,690
Russia	4,232,096	—	—	4,232,096
Singapore	—	846,504	—	846,504
South Africa	—	1,527,742	—	1,527,742
South Korea	1,842,449	10,085,260	—	11,927,709
Spain	—	3,546,674	—	3,546,674
Switzerland	2,035,956	12,100,801	—	14,136,757
Taiwan	2,111,011	—	—	2,111,011
Thailand	2,020,690	1,079,127	—	3,099,817
United
Kingdom	3,362,850	26,386,863	—	29,749,713
United States	168,637,560	—	—	168,637,560
Short-Term
Securities	3,331,646	—	—	3,331,646
Total	$225,945,445	$177,543,254	—	$403,488,699

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 24,583	—	$ 24,583
Liabilities:
Foreign currency
exchange
contracts	—	(229,539)	—	(229,539)
Total	$ (204,956)		—	$ (204,956)
[1] Derivative financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Statements of Assets and Liabilities

	BlackRock
	Global	BlackRock
	Growth	Focus Growth
February 28, 2011 (Unaudited)	Fund, Inc.	Fund, Inc.
Assets
Investments at value — unaffiliated[1]	$ 400,157,053	—
Investment at value — Master Focus Growth LLC (the “Master LLC”)
(cost $104,229,339)	—	$ 123,800,276
Investments at value — affiliated[2]	3,331,646	—
Unrealized appreciation on foreign currency exchange contracts	24,583	—
Foreign currency at value[3]	1,569,606	—
Investments sold receivable	2,872,294	—
Dividends receivable	806,955	—
Capital shares sold receivable	639,481	1,088,955
Prepaid expenses	115,743	21,350
Total assets	409,517,361	124,910,581
Liabilities
Unrealized depreciation on foreign currency exchange contracts	229,539	—
Capital shares redeemed payable	1,795,373	436,478
Investments purchased payable	1,428,751	—
Investment advisory fees payable	233,287	—
Service and distribution fees payable	110,458	32,924
Other affiliates payable	5,734	811
Officer's and Directors' fees payable	373	27
Administration fees payable	—	22,582
Contributions payable to the Master LLC	—	652,477
Other accrued expenses payable	282,085	66,029
Other liabilities	2,563	—
Total liabilities	4,088,163	1,211,328
Net Assets	$ 405,429,198	$ 123,699,253
Net Assets Consist of
Paid-in capital	$ 748,294,693	$ 107,619,405
Distributions in excess of net investment income	(550,779)	(266,592)
Accumulated net realized loss	(391,929,116)	—
Net unrealized appreciation/depreciation	49,614,400	—
Accumulated net realized loss allocated from the Master LLC	—	(3,224,497)
Net unrealized appreciation/depreciation allocated from the Master LLC	—	19,570,937
Net Assets	$ 405,429,198	$ 123,699,253
[1] Investments at cost — unaffiliated	$ 350,418,733	—
[2] Investments at cost — affiliated	$ 3,331,646	—
[3] Foreign currency at cost	$ 1,516,782	—

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	13

Statements of Assets and Liabilities (concluded)

BlackRock
	Global	BlackRock
	Growth	Focus Growth
February 28, 2011 (Unaudited)	Fund, Inc.	Fund, Inc.
Net Asset Value
Institutional:
Net assets	$ 59,861,613	$ 42,689,469
Shares outstanding	3,727,445	14,543,827
Net asset value	$ 16.06	$ 2.94
Shares authorized	100 million	100 million
Investor A:
Net assets	$ 255,556,014	$ 49,408,125
Shares outstanding	16,121,517	17,491,842
Net asset value	$ 15.85	$ 2.82
Shares authorized	100 million	100 million
Investor B:
Net assets	$ 6,896,549	$ 2,480,519
Shares outstanding	455,768	956,861
Net asset value	$ 15.13	$ 2.59
Shares authorized	300 million	300 million
Investor C:
Net assets	$ 62,199,516	$ 29,121,140
Shares outstanding	4,134,734	11,327,778
Net asset value	$ 15.04	$ 2.57
Shares authorized	100 million	300 million
Class R:
Net assets	$ 20,915,506	—
Shares outstanding	1,363,882	—
Net asset value	$ 15.34	—
Shares authorized	300 million	—

See Notes to Financial Statements.

14 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Statements of Operations

	BlackRock
	Global	BlackRock
	Growth	Focus Growth
Six Months Ended February 28, 2011 (Unaudited)	Fund, Inc.	Fund, Inc.
Investment Income
Dividends — unaffiliated	$ 3,160,418	—
Foreign taxes withheld	(170,477)	—
Dividends — affiliated	10,274	—
Securities lending — affiliated	515	—
Investment income allocated from the Master LLC:
Dividends — unaffiliated	—	$ 286,527
Interest on litigation proceeds	—	104,159
Dividends — affiliated	—	3,433
Expenses	—	(198,644)
Total income	3,000,730	195,475
Expenses
Investment advisory	1,450,359	—
Service — Investor A	303,216	45,885
Service and distribution — Investor B	35,566	11,520
Service and distribution — Investor C	303,530	108,227
Service and distribution — Class R	51,244	—
Transfer agent — Institutional	63,433	9,477
Transfer agent — Investor A	184,323	68,717
Transfer agent — Investor B	10,406	2,467
Transfer agent — Investor C	65,290	45,187
Transfer agent — Class R	27,100	—
Printing	51,996	16,735
Custodian	50,389	—
Accounting services	47,070	—
Professional	46,993	17,472
Registration	33,022	30,875
Officer and Directors	10,415	31
Administration	—	96,640
Miscellaneous	15,943	8,834
Total expenses	2,750,295	462,067
Less fees waived by advisor	(3,833)	—
Total expenses after fees waived	2,746,462	462,067
Net investment income (loss)	254,268	(266,592)
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	30,775,084	—
Foreign currency transactions	768,220	—
Options written	365,867	—
Allocated from the Master LLC	—	5,556,705
	31,909,171	5,556,705
Net change in unrealized appreciation/depreciation on:
Investments	51,535,635	—
Foreign currency transactions	(806,236)	—
Options written	(82,315)	—
Allocated from the Master LLC	—	15,360,900
	50,647,084	15,360,900
Total realized and unrealized gain	82,556,255	20,917,605
Net Increase in Net Assets Resulting from Operations	$82,810,523	$20,651,013

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 15

Statements of Changes in Net Assets

	BlackRock		BlackRock
	Global Growth Fund, Inc.		Focus Growth Fund, Inc.
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	February 28, 2011	August 31,	February 28, 2011	August 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010	(Unaudited)	2010
Operations
Net investment income (loss)	$ 254,268	$ 2,149,378	$ (266,592)	$ (188,743)
Net realized gain	31,909,171	57,650,335	5,556,705	4,590,607
Net change in unrealized appreciation/depreciation	50,647,084	(55,775,254)	15,360,900	(617,442)
Net increase in net assets resulting from operations	82,810,523	4,024,459	20,651,013	3,784,422
Dividends to Shareholders From
Net investment income:
Institutional	(528,549)	(1,465,634)	—	—
Investor A	(1,769,610)	(4,156,077)	—	—
Investor B	—	(30,918)	—	—
Investor C	—	(713,213)	—	—
Class R	(99,219)	(256,528)	—	—
Decrease in net assets resulting from dividends to shareholders	(2,397,378)	(6,622,370)	—	—
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(21,334,412)	(46,015,877)	51,604,941	(2,043,297)
Redemption Fee
Redemption fee	3,673	7,460	—	—
Net Assets
Total increase (decrease) in net assets	59,082,406	(48,606,328)	72,255,954	1,741,125
Beginning of period	346,346,792	394,953,120	51,433,299	49,702,174
End of period	$ 405,429,198	$ 346,346,792	$ 123,689,253	$ 51,433,299
Undistributed (distributions in excess of) net investment income	$ (550,779)	$ 1,592,331	$ (266,592)	—

See Notes to Financial Statements.

16 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Financial Highlights BlackRock Global Growth Fund, Inc.

Six Months
Ended
February 28,
	2011		Year Ended August 31,
	(Unaudited)	2010	2009	2008	2007	2006
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 13.01	$ 13.10	$ 15.85	$ 16.66	$ 12.71	$ 10.72
Net investment income[1]	0.03	0.13	0.10	0.16	0.16	0.09
Net realized and unrealized gain (loss)[2]	3.16	0.04	(2.74)	(0.84)	3.80	2.07
Net increase (decrease) from investment operations	3.19	0.17	(2.64)	(0.68)	3.96	2.16
Dividends from net investment income	(0.14)	(0.26)	(0.11)	(0.13)	(0.01)	(0.17)
Net asset value, end of period	$ 16.06	$ 13.01	$ 13.10	$ 15.85	$ 16.66	$ 12.71
Total Investment Return[3]
Based on net asset value	24.57%[4]	1.16%	(16.45)%	(4.21)%	31.17%	20.41%
Ratios to Average Net Assets
Total expenses	1.10%[5]	1.09%	1.08%	0.97%	1.01%	1.12%
Total expenses after fees waived and paid indirectly	1.10%[5]	1.08%	1.07%	0.97%	1.01%	1.12%
Net investment income	0.45%[5]	0.93%	0.94%	0.87%	1.07%	0.71%
Supplemental Data
Net assets, end of period (000)	$ 59,862	$ 52,221	$ 76,121	$ 216,839	$ 284,754	$ 144,560
Portfolio turnover	84%	139%	222%	94%	91%	80%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 12.83	$ 12.93	$ 15.63	$ 16.44	$ 12.57	$ 10.60
Net investment income[1]	0.02	0.09	0.08	0.11	0.11	0.06
Net realized and unrealized gain (loss)[2]	3.11	0.05	(2.71)	(0.83)	3.76	2.05
Net increase (decrease) from investment operations	3.13	0.14	(2.63)	(0.72)	3.87	2.11
Dividends from net investment income	(0.11)	(0.24)	(0.07)	(0.09)	—	(0.14)
Net asset value, end of period	$ 15.85	$ 12.83	$ 12.93	$ 15.63	$ 16.44	$ 12.57
Total Investment Return[3]
Based on net asset value	24.43%[4]	0.93%	(16.71)%	(4.47)%	30.79%	20.13%
Ratios to Average Net Assets
Total expenses	1.29%[5]	1.34%	1.38%	1.25%	1.30%	1.35%
Total expenses after fees waived and paid indirectly	1.28%[5]	1.34%	1.38%	1.25%	1.30%	1.35%
Net investment income	0.27%[5]	0.66%	0.73%	0.62%	0.75%	0.53%
Supplemental Data
Net assets, end of period (000)	$ 255,556	$ 214,227	$ 229,382	$ 316,147	$ 288,912	$ 227,792
Portfolio turnover	84%	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 17

Financial Highlights (continued) BlackRock Global Growth Fund, Inc.

Six Months
Ended
February 28,
	2011		Year Ended August 31,
	(Unaudited)	2010	2009	2008	2007	2006
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 12.21	$ 12.24	$ 14.83	$ 15.66	$ 12.07	$ 10.17
Net investment loss[1]	(0.04)	(0.03)	(0.03)	(0.04)	(0.01)	(0.06)
Net realized and unrealized gain (loss)[2]	2.96	0.04	(2.56)	(0.79)	3.60	2.00
Net increase (decrease) from investment operations	2.92	0.01	(2.59)	(0.83)	3.59	1.94
Dividends from net investment income	—	(0.04)	—	—	—	(0.04)
Net asset value, end of period	$ 15.13	$ 12.21	$ 12.24	$ 14.83	$ 15.66	$ 12.07
Total Investment Return[3]
Based on net asset value	23.91%[4]	0.06%	(17.46)%	(5.30)%	29.74%	19.18%
Ratios to Average Net Assets
Total expenses	2.18%[5]	2.22%	2.31%	2.11%	2.15%	2.18%
Total expenses after fees waived and paid indirectly	2.17%[5]	2.22%	2.31%	2.11%	2.15%	2.18%
Net investment loss	(0.61)%[5]	(0.27)%	(0.26)%	(0.25)%	(0.10)%	(0.56)%
Supplemental Data
Net assets, end of period (000)	$ 6,897	$ 6,887	$ 10,946	$ 27,988	$ 47,186	$ 62,390
Portfolio turnover	84%	139%	222%	94%	91%	80%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 12.13	$ 12.26	$ 14.83	$ 15.65	$ 12.06	$ 10.17
Net investment loss[1]	(0.04)	(0.02)	(0.01)	(0.02)	(0.01)	(0.04)
Net realized and unrealized gain (loss)[2]	2.95	0.03	(2.56)	(0.80)	3.60	1.98
Net increase (decrease) from investment operations	2.91	0.01	(2.57)	(0.82)	3.59	1.94
Dividends from net investment income	—	(0.14)	—	—	—	(0.05)
Net asset value, end of period	$ 15.04	$ 12.13	$ 12.26	$ 14.83	$ 15.65	$ 12.06
Total Investment Return[3]
Based on net asset value	23.99%[4]	0.01%	(17.33)%	(5.24)%	29.77%	19.15%
Ratios to Average Net Assets
Total expenses	2.10%[5]	2.15%	2.21%	2.03%	2.10%	2.16%
Total expenses after fees waived and paid indirectly	2.10%[5]	2.15%	2.21%	2.03%	2.10%	2.16%
Net investment loss	(0.54%)[5]	(0.16)%	(0.10)%	(0.15)%	(0.04)%	(0.36)%
Supplemental Data
Net assets, end of period (000)	$ 62,200	$ 55,083	$ 63,637	$ 92,737	$ 70,835	$ 56,567
Portfolio turnover	84%	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized

See Notes to Financial Statements.

18 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Financial Highlights (concluded) BlackRock Global Growth Fund, Inc.

Six Months
Ended
February 28,
	2011		Year Ended August 31,
	(Unaudited)	2010	2009	2008	2007	2006
			Class R
Per Share Operating Performance
Net asset value, beginning of period	$ 12.40	$ 12.53	$ 15.20	$ 16.04	$ 12.30	$ 10.42
Net investment income (loss)[1]	(0.01)	0.04	0.03	0.04	0.06	0.03
Net realized and unrealized gain (loss)[2]	3.02	0.03	(2.64)	(0.80)	3.68	2.00
Net increase (decrease) from investment operations	3.01	0.07	(2.61)	(0.76)	3.74	2.03
Dividends from net investment income	(0.07)	(0.20)	(0.06)	(0.08)	—	(0.15)
Net asset value, end of period	$ 15.34	$ 12.40	$ 12.53	$ 15.20	$ 16.04	$ 12.30
Total Investment Return[3]
Based on net asset value	24.30%[4]	0.47%	(17.06)%	(4.81)%	30.41%	19.78%
Ratios to Average Net Assets
Total expenses	1.65%[5]	1.74%	1.85%	1.63%	1.63%	1.62%
Total expenses after fees waived and paid indirectly	1.65%[5]	1.74%	1.85%	1.63%	1.63%	1.62%
Net investment income (loss)	(0.09%)[5]	0.30%	0.30%	0.26%	0.44%	0.23%
Supplemental Data
Net assets, end of period (000)	$ 20,916	$ 17,928	$ 14,867	$ 15,236	$ 3,880	$ 1,475
Portfolio turnover	84%	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 19

Financial Highlights BlackRock Focus Growth Fund, Inc.

				Institutional

	Six Months		Period
	Ended			December 1,
	February 28,	Year Ended August 31,		2007 to	Year Ended November 30,
	2011		August 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 2.13	$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82	$ 1.65
Net investment income (loss)[1]	—	0.01	(0.01)	(0.02)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.81	0.16	(0.37)	(0.16)	0.53	0.20	0.19
Net increase (decrease) from investment operations	0.81	0.17	(0.38)	(0.18)	0.51	0.19	0.17
Net asset value, end of period	$ 2.94	$ 2.13	$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82
Total Investment Return[2]
Based on net asset value	38.03%[3,4]	8.67%[5]	(16.24)%[6]	(7.14)%[3]	25.37%	10.44%	10.30%
Ratios to Average Net Assets[6]
Total expenses	1.04%[8]	1.45%	1.78%	1.53%[8]	1.40%	1.55%	1.63%
Total expenses after fees waived	1.04%[8]	1.45%	1.78%	1.47%[8]	1.40%	1.55%	1.63%
Net investment income (loss)	0.12%[8,9]	0.39%[7]	(0.82)%	(0.86)%[8]	(0.98)%	(0.66)%	(0.92)%
Supplemental Data
Net assets, end of period (000)	$ 42,689	$ 6,739	$ 9,673	$ 13,073	$ 15,357	$ 14,217	$ 16,277
Portfolio turnover of the Master LLC	31%	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 36.62%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 6.12%.
6 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.21)%.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income.
8 Annualized.
9 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.18)% for the period ended
February 28, 2011 and (0.47)% for the year ended August 31, 2010.

See Notes to Financial Statements.

20 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Financial Highlights (continued) BlackRock Focus Growth Fund, Inc.

				Investor A

	Six Months		Period
	Ended			December 1,
	February 28,	Year Ended August 31,		2007 to	Year Ended November 30,
	2011		August 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 2.06	$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80	$ 1.63
Net investment loss[1]	(0.01)	—	(0.01)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.77	0.16	(0.37)	(0.16)	0.52	0.20	0.19
Net increase (decrease) from investment operations	0.76	0.16	(0.38)	(0.19)	0.49	0.18	0.17
Net asset value, end of period	$ 2.82	$ 2.06	$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80
Total Investment Return[2]
Based on net asset value	36.89%[3,4]	8.42%[5]	(16.67)%[6]	(7.69)%[3]	24.75%	10.00%	10.43%
Ratios to Average Net Assets[6]
Total expenses	1.59%[8]	1.94%	2.49%	2.09%[8]	1.84%	1.80%	1.88%
Total expenses after fees waived	1.59%[8]	1.94%	2.22%	2.03%[8]	1.84%	1.80%	1.88%
Net investment loss	(0.60)%[8,9]	(0.18)%[7]	(1.26)%	(1.42)%[8]	(1.41)%	(0.92)%	(1.17)%
Supplemental Data
Net assets, end of period (000)	$ 49,408	$ 27,003	$ 23,042	$ 23,111	$ 9,291	$ 8,534	$ 10,146
Portfolio turnover of the Master LLC	31%	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 34.47%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.79%.
6 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.51)%.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income.
8 Annualized.
9 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (0.86)% for the period ended February 28, 2011 and
(1.00)% for the year ended August 31, 2010.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 21

Financial Highlights (continued) BlackRock Focus Growth Fund, Inc.

				Investor B

	Six Months		Period
	Ended			December 1,
	February 28,	Year Ended August 31,		2007 to	Year Ended November 30,
	2011		August 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 1.89	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71	$ 1.57
Net investment loss[1]	(0.01)	(0.01)	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.71	0.14	(0.34)	(0.15)	0.49	0.19	0.17
Net increase (decrease) from investment operations	0.70	0.13	(0.36)	(0.19)	0.44	0.16	0.14
Net asset value, end of period	$ 2.59	$ 1.89	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71
Total Investment Return[2]
Based on net asset value	37.04%[3,4]	7.39%[5]	(16.98)%[6]	(8.23)%[3]	23.53%	9.36%	8.92%
Ratios to Average Net Assets[6]
Total expenses	2.19%[8]	2.42%	3.07%	2.97%[8]	2.71%	2.66%	2.75%
Total expenses after fees waived	2.19%[8]	2.40%	2.79%	2.91%[8]	2.71%	2.66%	2.75%
Net investment loss	(1.24%)[8,9]	(0.59)%[7]	(1.85)%	(2.32)%[8]	(2.29)%	(1.77)%	(2.04)%
Supplemental Data
Net assets, end of period (000)	$ 2,481	$ 1,943	$ 3,307	$ 10,367	$ 29,326	$ 33,161	$ 45,104
Portfolio turnover of the Master LLC	31%	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 34.39%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.11%.
6 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.
7 Includes the Fund's share of the Master LLC’s allocated expenses and/or net investment income.
8 Annualized.
9 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (1.49)% for the period ended February 28, 2011 and
(1.44)% for the year ended August 31, 2010.

See Notes to Financial Statements.

22 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Financial Highlights (concluded) BlackRock Focus Growth Fund, Inc.

				Investor C

	Six Months		Period
	Ended			December 1,
	February 28,	Year Ended August 31,		2007 to	Year Ended November 30,
	2011		August 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 1.88	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71	$ 1.56
Net investment loss[1]	(0.02)	(0.02)	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.71	0.15	(0.35)	(0.15)	0.50	0.18	0.18
Net increase (decrease) from investment operations	0.69	0.13	(0.37)	(0.19)	0.45	0.15	0.15
Net asset value, end of period	$ 2.57	$ 1.88	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71
Total Investment Return[2]
Based on net asset value	36.70%[3,4]	7.43%[5]	(17.45)%[6]	(8.23)%[3]	24.19%	8.77%	9.62%
Ratios to Average Net Assets[7]
Total expenses	2.38%[8]	2.78%	3.27%	2.93%[8]	2.75%	2.68%	2.77%
Total expenses after fees waived	2.38%[8]	2.78%	2.98%	2.87%[8]	2.75%	2.68%	2.77%
Net investment loss	(1.40)%[8,9]	(1.02)%[7]	(2.02)%	(2.27)%[8]	(2.32)%	(1.79)%	(2.06)%
Supplemental Data
Net assets, end of period (000)	$ 29,121	$ 15,758	$ 13,681	$ 18,534	$ 20,998	$ 20,928	$ 27,457
Portfolio turnover of the Master LLC	31%	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 34.57%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 4.57%.
6 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income.
8 Annualized.
9 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (1.66)% for the period ended February 28, 2011 and
(1.84)% for the year ended August 31, 2010.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 23

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Global Growth Fund, Inc. (“Global Growth”) and BlackRock
Focus Growth Fund, Inc. (“Focus Growth”) (collectively referred to as the
“Funds” or individually as a “Fund”), are registered under the Investment
Company Act of 1940, as amended (the “1940 Act”). The Funds are organized as Maryland corporations. Focus Growth is registered as a non-diversified, open-end management investment company. Global
Growth is registered as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America (“US GAAP”), which may require management to make esti-
mates and assumptions that affect the reported amounts and disclo-
sures in the financial statements. Actual results could differ from those estimates. The Funds offer multiple classes of shares. Institutional
Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are offered only by Global Growth and are sold without a sales charge and only to certain retirement or other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and
Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automati-
cally convert to Investor A Shares after approximately eight years.
Investor B Shares are only available through exchanges, dividend rein-
vestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Focus Growth seeks to achieve its investment objective by investing all of its assets in the Master Focus Growth LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of
Focus Growth’s investment in the Master LLC reflects the Fund’s propor-
tionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC.
The financial statements of the Master LLC, including the Schedule of
Investments, are included elsewhere in this report and should be read in conjunction with Focus Growth’s financial statements. The percentage of the Master LLC owned by Focus Growth at February 28, 2011 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
Global Growth fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System
(“NASDAQ”) are valued at the last reported sale price that day or the
NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Global Growth values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consis-
tent with maintaining liquidity and preserving capital. Although the
Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to
25% of its investment daily, although the manager of the Money Market
Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independ-
ent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

24 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, Global Growth uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the
“Systematic Fair Value Price”). Using current market factors, the
Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Focus Growth’s policy is to fair value its financial instruments at market value. Focus Growth records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC, including categorization of fair value measurements, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds’ books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that Global Growth either delivers collateral or segregates assets in connection with certain invest-
ments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has require-
ments to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). For financial reporting pur-
poses, contributions to and withdrawals from the Master LLC are accounted on a trade basis. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Focus Growth records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

Dividends and Distributions: Dividends and distributions paid by the
Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Global Growth may lend securities to financial insti-
tutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.
Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 25

Notes to Financial Statements (continued)

obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on each Fund’s US federal tax returns remains open for each of the four years ended August 31, 2010 for Global Growth and for the two years ended August 31, 2010, the period ended August 31, 2008 and the year ended November 30, 2007 for Focus Growth. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Global Growth has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accu-
mulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Global Growth engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Global Growth enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign cur-
rency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

26 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Options: Global Growth purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell
(when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a speci-
fied time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is sub-
sequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Global Growth
Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of February 28, 2011

	Asset Derivatives		Liability Derivatives
	Statements		Statements
	of Assets and		of Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		currency
Foreign currency	exchange		exchange
exchange contracts	contracts	$ 24,583	contracts	$ 229,539

The Effect of Derivative Instruments in the Statements of Operations
Six Months Ended February 28, 2011

Net Realized Gain from

	Foreign
	Currency
	Transactions	Options
Foreign currency exchange contracts	$ 586,701	—
Equity contracts	—	$365,867
Total	$ 586,701	$ 365,867
Net Change in Unrealized Appreciation/Depreciation on

	Foreign
	Currency
	Transactions	Options
Foreign currency exchange contracts	$ (887,958)	—
Equity contracts	—	$ (82,315)
Total	$ (887,958)	$ (82,315)
For the six months ended February 28, 2011, the average quarterly balances of outstanding derivative financial instruments for Global
Growth were as follows:
Foreign Currency Exchange Contracts:
Average number of contracts — USD purchased		17
Average number of contracts — USD sold		14
Average US dollar amounts purchased	$43,884,412
Average US dollar amounts sold	$34,118,194
Options:
Average number of contracts written		2,007
Average notional value of contracts written	$ 13,050

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but
BAC and Barclays are not.

Global Growth entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, Global Growth pays the
Manager a monthly fee at an annual rate 0.75% of the average daily value of the Fund’s net assets not exceeding $1.5 billion and 0.725% of the average daily value of the Fund’s net assets in excess of $1.5 billion.

Focus Growth entered into an Administration Agreement with the
Manager to provide administrative services (other than investment

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 27

Notes to Financial Statements (continued)

advice and related portfolio activities). For such services the Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an invest-
ment advisory fee or investment management fee.

The Manager contractually agreed to waive the administration fees of
Focus Growth and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of Focus Growth) and the investment advisory fee (as a percentage of the daily net assets of the Master LLC)
from 0.85% to 0.65%.

The Manager contractually agreed to waive or reimburse fees or expenses of Focus Growth and/or the Master LLC to the extent neces-
sary in order to limit the expenses of Focus Growth (after accounting for the waiver described above and excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of daily net assets as follows: 2.25% for
Investor A Shares, 3.00% for Investor B and Investor C Shares and
2.00% for Institutional Shares, so long as the sum of the fees waived and the expenses reimbursed by the Manager do not exceed the amount of fees actually due to the Manager under both the Master LLC’s invest-
ment advisory agreement and Focus Growth’s administration agreement.
The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2012 unless approved by the Board, including a majority of the non-interested Directors. For the six months ended February 28, 2011, the Fund had no fees waived or reimbursed.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Global Growth pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a per-
centage of the investment advisory fees paid by Global Growth and the
Master LLC, respectively, to the Manager.

For the six months ended February 28, 2011, Global Growth reimbursed the Manager $3,097 for certain accounting services, which are included in accounting services in the Statements of Operations.

The Funds entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of
BlackRock. Pursuant to the Distribution and Service Plan and in accor-
dance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds, as follows:

	Service Fee
	Global	Focus
	Growth	Growth
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Class R	0.25%	—
	Distribution Fee
	Global	Focus
	Growth	Growth
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Class R	0.25%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongo-
ing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended February 28, 2011, affiliates earned under-
writing discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Global Growth	$1,703
Focus Growth	$4,674

For the six months ended February 28, 2011, affiliates received the following contingent deferred sales charges relating to transactions in
Investor B and Investor C Shares:

	Investor B	Investor C
Global Growth	$4,697	$1,246
Focus Growth	$1,026	$ 823

Furthermore, affiliates received contingent deferred sales charges of
$500 relating to transactions subject to front-end sales charge waivers on Global Growth’s Investor A shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended February 28, 2011, the Funds reimbursed the Manager the following amounts for costs incurred in

28 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (continued)

running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Global	Focus
	Growth	Growth
Institutional	$ 407	$ 62
Investor A	$1,670	$ 675
Investor B	$ 122	$ 33
Investor C	$ 528	$ 374
Class R	$ 81	—

Global Growth received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company man-
aged by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the
Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by
BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending
— affiliated in the Statements of Operations. For the six months ended
February 28, 2011, BIM received $94 in securities lending agent fees related to securities lending activities for Global Growth.

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended February 28, 2011 for Global Growth, were
$312,966,135 and $331,934,470, respectively.

For Global Growth, transactions in options written for the six months ended February 28, 2011, were as follows:

	Calls		Puts
	Option	Premiums	Option	Premiums
	Contracts	Received	Contracts	Received
Outstanding options,
beginning of period	4,571 $ 169,514		4,434 $ 126,182
Options written	1,345	73,543	2,668	76,510
Options expired	(2,590)	(143,789)	(7,102)	(202,692)
Options exercised	(3,189)	(78,715)	—	—
Options closed	(137)	(20,553)	—	—
Outstanding options,
end of period	—	—	—	—

5. Capital Loss Carryforwards:

As of August 31, 2010, the Funds had capital loss carryforwards avail-
able to offset future realized capital gains through the indicated expira-
tion dates as follows:

Expires August 31,	Global Growth	Focus Growth
2011	$ 291,266,565	—
2017	25,919,213	$ 4,522,352
2018	106,463,888	4,069,938
Total	$ 423,649,666	$ 8,592,290

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Funds after
August 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

Global Growth and Focus Growth, through its investment in the Master
LLC, along with certain other funds managed by the Manager and its affiliates, each is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions.
Effective November 2009, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of
October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and
(b) the Fed Funds rate plus 1.00% per annum on amounts borrowed.
In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31,
2010. The Funds did not borrow under the credit agreement during the six months ended February 28, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obliga-
tions (issuer credit risk). The value of securities held by the Funds may

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 29

Notes to Financial Statements (continued)

decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affect-
ing the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and coun-
terparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral

Global Growth invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the
Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of February 28, 2011, Global Growth had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Oil, Gas & Consumable Fuels	9%
Commercial Banks	8
Insurance	5
Other*	78
*All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	February 28, 2011		August 31, 2010
Global Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	179,666	$ 2,743,070	555,988	$ 7,625,599
Shares issued to shareholders in reinvestment of dividends	28,434	435,614	88,712	1,243,383
Total issued	208,100	3,178,684	644,700	8,868,982
Shares redeemed	(495,919)	(7,459,188)	(2,440,086)	(32,024,184)
Net decrease	(287,819)	$ (4,280,504)	(1,795,386)	$ (23,155,202)
Investor A
Shares sold and automatic conversion of shares	790,542	$ 11,894,577	2,013,587	$ 27,223,532
Shares issued to shareholders in reinvestment of dividends	99,347	1,503,174	253,695	3,511,397
Total issued	889,889	13,397,751	2,267,282	30,734,929
Shares redeemed	(1,472,248)	(21,934,983)	(3,300,455)	(44,565,168)
Net decrease	(582,359)	$ (8,537,232)	(1,033,173)	$ (13,830,239)
Investor B
Shares sold	7,186	$ 102,055	35,660	$ 459,239
Shares issued to shareholders in reinvestment of dividends	—	—	1,943	25,740
Total issued	7,186	102,055	37,603	484,979
Shares redeemed and automatic conversion of shares	(115,558)	(1,639,472)	(367, 448)	(4,767, 004)
Net decrease	(108,372)	$ (1,537,417)	(329,845)	$ (4,282,025)

30 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	February 28, 2011		August 31, 2010
Global Growth	Shares	Amount	Shares	Amount
Investor C
Shares sold	127,318	$ 1,810,413	447,828	$ 5,796,480
Shares issued to shareholders in reinvestment of dividends	—	—	46,561	613,274
Total issued	127,318	1,810,413	494,389	6,409,754
Shares redeemed	(532,771)	(7,541,996)	(1,146,547)	(14,666,162)
Net decrease	(405,453)	$ (5,731,583)	(652,158)	$ (8,256,408)
Class R
Shares sold	273,565	$ 3,928,687	817,107	$ 10,699,585
Shares issued to shareholders in reinvestment of dividends	6,760	99,031	19,074	255,979
Total issued	280,325	4,027,718	836,181	10,955,564
Shares redeemed	(362,361)	(5,275,394)	(576,894)	(7,447,567)
Net increase (decrease)	(82,036)	$ (1,247,676)	259,287	$ 3,507,997

For Global Growth, there is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

	Six Months Ended		Year Ended
	February 28, 2011		August 31, 2010
Focus Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,763,057	$ 33,566,564	1,121,578	$ 2,512,289
Shares redeemed	(381,130)	(1,065,761)	(2,898,464)	(6,256,211)
Net increase (decrease)	11,381,927	$ 32,500,803	(1,776,886)	$ (3,743,922)
Investor A
Shares sold and automatic conversion of shares	5,668,879	$ 15,284,729	4,335,617	$ 9,285,781
Shares redeemed	(1,305,271)	(3,338,140)	(3,321,630)	(7,085,847)
Net increase	4,363,608	$ 11,946,589	1,013,987	$ 2,199,934
Investor B
Shares sold	87,616	$ 213,082	40,686	$ 82,444
Shares redeemed and automatic conversion of shares	(157,117)	(373,616)	(894,684)	(1,735,624)
Net decrease	(69,501)	$ (160,534)	(853,998)	$ (1,653,180)
Investor C
Shares sold	3,657,065	$ 8,983,342	1,898,041	$ 3,754,432
Shares redeemed	(713,645)	(1,665,259)	(1,320,175)	(2,600,561)
Net increase	2,943,420	$ 7,318,083	577,866	$ 1,153,871

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On March 18, 2011, the Board of Global Growth approved the reorganization of Global Growth into the BlackRock Global Opportunities Portfolio, a series of BlackRock FundsSM, with BlackRock Global Opportunities Portfolio being the surviving fund (the “Reorganization”). The Reorganization is sub-
ject to shareholder approval and certain other conditions. If approved by shareholders, it is currently expected the Reorganization would be completed in the third quarter of 2011.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 31

Portfolio Information Master Focus Growth LLC

As of February 28, 2011 (Unaudited)

Percent of
Long-Term
Ten Largest Holdings	Investments
Apple, Inc.	8%
QUALCOMM, Inc.	5
Google, Inc., Class A	5
Danaher Corp.	4
Joy Global, Inc.	4
Massey Energy Co.	4
Walt Disney Co.	4
The Procter & Gamble Co.	4
Boeing Co.	4
The Coca-Cola Co.	4

Percent of
Long-Term
Industry Representation	Investments
Software	10%
Computers & Peripherals	10
Machinery	8
Internet Software & Services	7
Oil, Gas & Consumable Fuels	7
Hotels, Restaurants & Leisure	6
Communications Equipment	5
Internet & Catalog Retail	5
Semiconductors & Semiconductor Equipment	4
Media	4
Household Products	4
Aerospace & Defense	4
Beverages	3
Metals & Mining	3
Life Sciences Tools & Services	3
Airlines	3
Energy Equipment & Services	3
Healthcare Technology	3
Automobiles	3
Health Care Providers	2
Pharmaceuticals	2
Capital Markets	1

For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Master LLC management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

32 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)
Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
Boeing Co.	60,300	$4,342,203
Airlines — 2.7%
Delta Air Lines, Inc. (a)	300,110	3,373,237
Automobiles — 2.5%
General Motors Co. (a)	93,200	3,124,996
Beverages — 3.5%
The Coca-Cola Co.	66,810	4,270,495
Capital Markets — 1.6%
Jefferies Group, Inc., New Shares	81,000	1,948,860
Communications Equipment — 5.3%
QUALCOMM, Inc.	109,300	6,512,094
Computers & Peripherals — 9.5%
Apple, Inc. (a)	25,770	9,102,222
NetApp, Inc. (a)	51,850	2,678,571
		11,780,793
Energy Equipment & Services — 2.7%
Schlumberger Ltd.	35,910	3,354,712
Health Care Providers & Services — 2.5%
Express Scripts, Inc. (a)	55,220	3,104,468
Health Care Technology — 2.5%
Cerner Corp. (a)	31,420	3,156,139
Hotels, Restaurants & Leisure — 5.5%
Ctrip.com International Ltd. - ADR (a)	81,760	3,169,835
Las Vegas Sands Corp. (a)	78,050	3,640,252
		6,810,087
Household Products — 3.6%
The Procter & Gamble Co.	70,360	4,436,198
Internet & Catalog Retail — 5.0%
Amazon.com, Inc. (a)	21,290	3,689,344
Netflix, Inc. (a)	12,010	2,482,107
		6,171,451
Internet Software & Services — 7.2%
Baidu.com, Inc. - ADR (a)	26,620	3,225,279
Google, Inc., Class A (a)	9,180	5,631,012
		8,856,291
Life Sciences Tools & Services — 2.8%
Covance, Inc. (a)	44,140	2,490,820
Illumina, Inc. (a)	14,600	1,013,240
		3,504,060
Machinery — 8.0%
Danaher Corp.	99,580	5,038,748
Joy Global, Inc.	49,400	4,810,572
		9,849,320
Media — 3.7%
Walt Disney Co.	104,390	4,566,019
Metals & Mining — 3.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	73,380	3,885,471

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.	37,780	$ 3,091,537
Massey Energy Co.	74,430	4,713,652
		7,805,189
Pharmaceuticals — 2.0%
Allergan, Inc.	34,100	2,529,197
Semiconductors & Semiconductor Equipment — 4.0%
Cree, Inc. (a)	22,690	1,195,082
Micron Technology, Inc. (a)	340,550	3,790,322
		4,985,404
Software — 10.2%
Check Point Software Technologies Ltd. (a)	76,860	3,830,703
Oracle Corp.	72,800	2,395,120
Red Hat, Inc. (a)	62,080	2,562,662
Salesforce.com, Inc. (a)	29,060	3,843,766
		12,632,251
Total Long-Term Investments
(Cost — $101,427,998) — 97.7%		120,998,935
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15%, (b)(c)	4,158,173	4,158,173
Total Short-Term Securities
(Cost — $4,158,173) — 3.4%		4,158,173
Total Investments (Cost — $105,586,171*) — 101.1%		125,157,108
Liabilities in Excess of Other Assets — (1.1)%		(1,356,832)
Net Assets — 100.0%		$ 123,800,276

* The cost and unrealized appreciation (depreciation) of investments as of
February 28, 2011, as computed for federal income tax purposes were as fol-
lows:

Aggregate cost	$ 105,775,083
Gross unrealized appreciation	$ 20,053,312
Gross unrealized depreciation	(671,287)
Net unrealized appreciation	$ 19,382,025

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Master LLC during the period, for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2010	Activity	February 28, 2011 Income
BlackRock Liquidity
Funds, TempFund,
Institutional
Class	849,910	3,308,263	4,158,173 $ 3,433

(c) Represents the current yield as of report date.

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 33

Schedule of Investments (concluded)
Master Focus Growth LLC

• For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by
Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC's own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

The following table summarizes the inputs used as of February 28, 2011 in determining the fair valuation of the Master LLC's investments:

Valuation Inputs	Level 1	Level 2	Level 3 Total
Assets:
Investments
in Securities:
Long-Term
Investments[1]	$120,998,935	—	— $120,998,935
Short-Term
Securities	4,158,173	—	— 4,158,173
Total	$125,157,108	—	— $125,157,108

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

34 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Statement of Assets and Liabilities Master Focus Growth LLC

February 28, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $101,427,998)	$ 120,998,935
Investments at value — affiliated (cost — $4,158,173)	4,158,173
Contributions receivable from investors	652,477
Dividends receivable	52,396
Prepaid expenses	1,149
Total assets	125,863,130
Liabilities
Investments purchased payable	1,982,784
Investment advisory fees payable	35,781
Other affiliates payable	443
Directors' fees payable	219
Other accrued expenses payable	42,086
Other liabilities	1,541
Total liabilities	2,062,854
Net Assets	$ 123,800,276
Net Assets Consist of
Investor's capital	$ 104,229,339
Net unrealized appreciation/depreciation	19,570,937
Net Assets	$ 123,800,276

Statement of Operations Master Focus Growth LLC

Six Months Ended February 28, 2011 (Unaudited)
Investment Income
Dividends — unaffiliated	$ 286,527
Interest on litigation proceeds	104,159
Dividends — affiliated	3,433
Total income	394,119
Expenses
Investment advisory	232,110
Professional	18,430
Directors	9,024
Custodian	7,977
Accounting services	4,748
Printing	1,628
Miscellaneous	3,393
Total expenses	277,310
Less fees waived by advisor	(78,666)
Total expenses after fees waived	198,644
Net investment income	195,475
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,770,080
Litigation proceeds	1,786,625
5,556,705
Net change in unrealized appreciation/depreciation on investments	15,360,900
Total realized and unrealized gain	20,917,605
Net Increase in Net Assets Resulting from Operations	$ 21,113,080

See Notes to Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 35

Statements of Changes in Net Assets Master Focus Growth LLC

	Six Months
	Ended
	February 28,	Year Ended
	2011	August 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 195,475	$ 634,640
Net realized gain	5,556,705	4,590,607
Net change in unrealized appreciation/depreciation	15,360,900	(617,442)
Net increase in net assets resulting from operations	21,113,080	4,607,805
Capital Transactions
Proceeds from contributions	58,047,718	15,634,946
Value of withdrawals	(6,885,594)	(18,500,148)
Net decrease in net assets derived from capital transactions	51,162,124	(2,865,202)
Net Assets
Total increase in net assets	72,275,204	1,742,603
Beginning of period	51,525,072	49,782,469
End of period	$ 123,800,276	$ 51,525,072

Financial Highlights Master Focus Growth LLC

	Six Months		Period
	Ended			December 1,
	February 28, Year Ended August 31,			2007 to	Year Ended November 30,
	2011		August 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	38.35%[1,2]	9.45%[1]	(15.36)%[1]	(6.55)%[2]	26.17%	11.40%	11.30%
Ratios to Average Net Assets
Total expenses	0.72%[3]	0.86%	1.01%	0.87%[3]	0.82%	0.79%	0.75%
Total expenses after fees waived and paid indirectly	0.51%[3]	0.66%	0.81%	0.67%[3]	0.62%	0.59%	0.63%
Net investment income (loss)	0.51%[3,4]	1.12%[4]	0.15%	(0.07)%[3]	(0.20)%	0.30%	0.07%
Supplemental Data
Net assets, end of period (000)	$ 123,800	$ 51,525	$ 49,782	$ 65,217	$ 75,086	$ 76,961	$ 99,197
Portfolio turnover	31%	86%	185%	105%	145%	117%	143%

1 Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 36.94% for the period ended February 28, 2011, 6.90% for the year ended August 31, 2010 and (27.33)% for the year ended August 31, 2009.
2 Aggregate total investment return.
3 Annualized.
4 Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets. Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.24% for the period ended February 28, 2011 and
0.29%. for the year ended August 31, 2010.

See Notes to Financial Statements.

36 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (Unaudited) Master Focus Growth LLC

1. Organization and Significant Accounting Policies:

Master Focus Growth LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue non transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in con-
formity with accounting principles generally accepted in the United
States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transac-
tion between market participants at the measurement date. The Master
LLC fair values its financial instruments at market value using independ-
ent dealers or pricing services under policies approved by the Board.
Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Master LLC is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC's assets will be managed so the owner of the Master LLC can satisfy the require-
ments of Subchapter M of the Internal Revenue Code of 1986,
as amended.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the cus-
todian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master LLC's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee at an annual rate of
0.60% of the average daily value of the Master LLC's net assets.

The Manager contractually agreed to waive the administration fees of
BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the invest-
ment advisory fees of the Master LLC, as necessary to reduce the sum

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 37

Notes to Financial Statements (continued) Master Focus Growth LLC of the administration fee (as a percentage of the average daily net assets of the Focus Growth) and investment advisory fee (as a percent-
age of the average daily net assets of the Master LLC) from 0.85%
to 0.65%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2012 unless approved by the Board, including a majority of the non-interested
Directors. For the six months ended February 28, 2011, the Master LLC waived $65,258 which is included in fees waived by advisor in the statement of operations.

The Manager contractually agreed to waive or reimburse fees or expenses of Focus Growth and/or the Master LLC to the extent neces-
sary in order to limit the expenses of Focus Growth (after accounting for the waiver described above and excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of daily net assets of Focus Growth as fol-
lows: 2.25% for Investor A Shares, 3.00% for Investor B and Investor C
Shares and 2.00% for Institutional Shares, so long as the sum of the fees waived and the expenses reimbursed by the Manager do not exceed the amount of fees actually due to the Manager under both the Master LLC’s investment advisory agreement and Focus Growth’s administration agreement. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1,
2012 unless approved by the Board, including a majority of the non-
interested Directors. For the six months ended February 28, 2011, the Master LLC had no fees waived or reimbursed.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master
LLC's investment in other affiliated investment companies, if any. For the six months ended February 28, 2011, the Master LLC waived
$13,408 which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a seperate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master
LLC to the Manager.

For the six months ended February 28, 2011, the Master LLC reim-
bursed the Manager $531 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended February 28, 2011, were $74,625,604 and
$23,363,325, respectively.

The Master LLC received proceeds from settlement of litigation where the
Master LLC was able to recover a portion of investment losses previously recorded by the Master LLC and interest on certain of those proceeds.
These amounts are shown as litigation proceeds and interest on litigation proceeds in the Statement of Operations.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions.
Effective November 2009, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Master
LLC's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master
LLC's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The Master LLC did not borrow under the credit agreement during the six months ended
February 28, 2011.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master
LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; con-
ditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions

38 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Notes to Financial Statements (concluded) Master Focus Growth LLC may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterpar-
ties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instru-
ments and receivables due from counterparties. The extent of the Master
LLC's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC's Statement of Assets and Liabilities,
less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjust-
ment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 39

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and Member
of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit
Commitee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, Fund President and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodians
State Street Bank and Trust Company1
Boston, MA 02111

The Bank of New York Mellon2
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

1 For BlackRock Global Growth Fund, Inc.
2 For BlackRock Focus Growth Fund, Inc.

Effective September 15, 2010, John M. Perlowski became President and Chief
Executive Officer of the Funds and the Master LLC.

Effective November 10, 2010, Ira Shapiro became Secretary of the Funds and the Master LLC.

Effective December 31, 2010, Richard R. West retired as a Director of the Funds and the Master LLC. The Board wishes Mr. West well in his retirement.

40 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q.
The Funds’ Forms N-Q are available on the SEC’s website at
http://www.sec.gov and may also be reviewed and copied at the SEC’s
Public Reference Room in Washington, D.C. Information on the opera-
tion of the Public Reference Room may be obtained by calling (800)
SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLC voted proxies relating to securities held in each Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

42 SEMI-ANNUAL REPORT FEBRUARY 28, 2011

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio		BlackRock Science & Technology
BlackRock Capital Appreciation Fund	BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock Floating Rate Income Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT FEBRUARY 28, 2011 43

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospec-

tus. Past performance results shown in this report should

not be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Growth Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Growth Fund, Inc.

Date: May 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Growth Fund, Inc.

Date: May 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Growth Fund, Inc.

Date: May 4, 2011